                                                                   Exhibit 10.10


                        FIRST AMENDMENT TO POST-PETITION

                                 LOAN AGREEMENT


      THIS FIRST AMENDMENT TO POST-PETITION LOAN AGREEMENT (this "AMENDMENT") is entered into as of and effective as of July 22, 2002, (the "EFFECTIVE Date"), by and among BANK OF AMERICA, NATIONAL ASSOCIATION, as administrative agent ("ADMINISTRATIVE AGENT") for the other lenders identified on the signature pages hereof (the "LENDERS"), and METALS USA, INC. and each of its subsidiaries (the "SUBSIDIARIES") which are parties hereto (collectively, the "BORROWERS").

                                    RECITALS

            (a) Borrowers, Administrative Agent and the Lenders are parties to that certain Post-Petition Loan Agreement dated as of January 2, 2002 (as amended through the date hereof, the "AGREEMENT"; terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

            (b) Borrowers, Administrative Agent, and the Lenders desire to amend the Agreement to provide for certain modifications as set forth herein, all subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

      1. AMENDMENT TO THE AGREEMENT. Effective as of the Effective Date, the Agreement is hereby amended as follows:

            1.1 AMENDMENT TO SECTION 1.1 OF THE AGREEMENT - RESTATED DEFINITIONS. Each of the following definitions in SECTION 1.1 of the Agreement is amended and restated in its entirety to read as set forth below:

                  "FIXED CHARGE COVERAGE MEASUREMENT DATE" means the last day of each Fiscal Period, beginning with the Fiscal Period ending January 31, 2003 and continuing on the last day of each successive Fiscal Period thereafter.

                  "MAXIMUM REVOLVER AMOUNT" means $275,000,000.

                  "REAL ESTATE SUBLIMIT REDUCTION" means:

                  (a) an amount equal to the aggregate amount of all reductions in the Real Estate Sublimit arising pursuant to section 4.3(e); and

                  (b) commencing January 1, 2003, an amount determined as of the first day of each calendar month equal to


FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT

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                                                                   Exhibit 10.10


                        (x) the greater of

                            (i) the aggregate cumulative amount, determined as
                        of the first day of each calendar month (commencing January 1, 2003) equal to the product of $500,000 MULTIPLIED BY the number of full calendar months elapsed since December 1, 2002, or

                            (ii) the aggregate amount of all reductions in the
                        Real Estate Sublimit arising pursuant to Section 4.3(e) since the Closing Date,

                        PLUS

                        (y) all Tax Refund amounts received by any Borrower
                  after the date of the First Amendment to the extent applied to the Pre-Petition M&E Loan Balance;

                  PROVIDED, HOWEVER, the computations in the preceding parts
            (b)(x)(i) and (b)(x)(ii) of this sentence shall be interpreted so that if at any time during the period commencing January 1, 2003 and ending December 31, 2003, the reductions arising under part
            (b)(x)(ii) of this sentence exceed the cumulative monthly reductions in part (b)(x)(i) of this sentence, then the part (b)(x)(i) reductions will not be required again until such time as they exceed, on a cumulative monthly basis, the aggregate reductions computed under part (b)(x)(ii) preceding.

            1.2 AMENDMENT TO SECTION 1.1 OF THE AGREEMENT - NEW DEFINITIONS. Each of the following new definitions is added to SECTION 1.1 of the
      Agreement:

                  "FIRST AMENDMENT" means the First Amendment to Post-Petition
            Loan Agreement dated as of July 22, 2002, among Agent and Borrowers.

                  "NET OPERATING CASH FLOW" means, as of the end of any Fiscal
            Period and for such entire Fiscal Period, determined for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP, (a) EBITDA for such Fiscal Period MINUS (b) the sum of (i) the aggregate amount of the $500,000 per-month reduction portion of the Equipment Sublimit Reduction (and the $500,000 per-month reduction portion of the Real Estate Sublimit Reduction, as applicable) attributable to such Fiscal Period (if applicable, by reason the existence of any Pre-Petition M&E Loan Balance or Post-Petition M&E Loan Balance), PLUS (ii) the amount of Net Capital Expenditures during such Fiscal Period.

                  "NET OPERATING CASH FLOW MEASUREMENT DATE" means the last day of each Fiscal Period, beginning with the Fiscal Period ending March 31, 2002 and continuing thereafter for each of the nine successive Fiscal Periods thereafter as set forth in SECTION 9.40 hereof.




FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                           Page 2

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                                                                   Exhibit 10.10


                  "TAX REFUND" means, collectively, any and all amounts received from time to time by the Borrowers, or any of the Borrowers, as a refund of any tax of any kind previously paid by such refund recipient.

            1.3 AMENDMENT TO SECTION 4.3 OF THE AGREEMENT. SECTION 4.3 of the Agreement is amended and restated in its entirety to read as follows:

                  Section 4.3 PAYMENTS AND PREPAYMENTS  FROM  COLLECTIONS AND
            DISPOSITIONS.

                  (a) All proceeds in cash from the day-to-day, ordinary course of business collections from Accounts and from Inventory sales will be applied FIRST, to the Pre-Petition Accounts Loan Balance, to the Pre-Petition Inventory Loan Balance, and to the Pre-Petition M&E Loan Balance (in that order), until paid in full, AND THEN, to the Post-Petition Revolver Outstandings.

                  (b) All Net Proceeds in cash from Accounts and Inventory
            pursuant to a Disposition, including a Strategic Disposition, will be applied FIRST, to the Pre-Petition Accounts Loan Balance and to the Pre-Petition Inventory Loan Balance, and to the Pre-Petition M&E Loan Balance (in that order) until paid in full, AND THEN to the Post-Petition Revolver Outstandings.

                  (c) All Net Proceeds in cash from Dispositions of Equipment
            (other than in connection with a Strategic Disposition, and except as provided in SECTION 4.3(D) below) will be applied FIRST, to the Pre-Petition M&E Loan Balance until paid in full, AND THEN to the Post-Petition M&E Loan Balance until paid in full, in each case to the extent of the Loan Value of Equipment of such Equipment; any remaining Net Proceeds (if any) will be applied on a percentage basis as follows:

                        (i) (x) 50% of such Net Proceeds will be applied FIRST
                  to the outstanding Pre-Petition M&E Loan Balance, THEN to the outstanding Post-Petition M&E Loan Balance, AND THEN to the outstanding balance under the Real Estate Sublimit (in that order, to the extent such a balance exists for any of the foregoing and to the extent Net Proceeds are available for such application), and (y) 50% of such Net Proceeds will be applied FIRST to the Pre-Petition Revolver Outstandings, AND THEN to the Post-Petition Revolver Outstandings.

                  (d) Except in connection with a Strategic Disposition or a
            Disposition of an entire business operating unit or bulk sale of Equipment (which shall be governed by Section 4.3(f) below), all Net Proceeds in cash from Dispositions of Equipment for which the Agent has no appraisal will be allocated on a percentage basis identical to the allocations set forth in Section 4.3(c)(i).

                  (e) All Net Proceeds in cash from Dispositions of Real Estate
            (other than in connection with a Strategic Disposition) will be applied FIRST (to the extent



FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                           Page 3

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                                                                   Exhibit 10.10


            of the Loan Value of Real Estate for such Real Estate) to the unpaid advances under the Real Estate Sublimit until paid in full. Any remaining Net Proceeds in cash from Dispositions of Real Estate, if any, will be allocated on a percentage basis identical to the allocations set forth in SECTION 4.3(C)(I).

                  (f) Except as to SECTION 4.3(B) above relating to Dispositions of Accounts and Inventory, notwithstanding the foregoing allocation requirements, the Net Proceeds of any Strategic Disposition, to the extent they represent cash, will be allocated, as follows:

                        (i) first, to the unpaid advances under the Equipment
                  Sublimit and the Real Estate Sublimit to the extent of the Loan Value of Real Estate or the Loan Value of Equipment for the Real Estate or Equipment included as part of the subject Strategic Disposition; and

                        (ii) any remaining Net Proceeds, if any, will be
                  allocated on a percentage basis identical to allocations set forth in SECTION 4.3(C)(I).

                  (g) Any allocations to the principal balance of the Equipment
            Sublimit advances and/or to the Real Estate Sublimit advances will automatically result in equivalent permanent reductions in the Equipment Sublimit and the Real Estate Sublimit, respectively (thus resulting in permanent equivalent reductions in those components of the Borrowing Base). It is agreed, however, that any application of proceeds to the Pre-Petition M&E Loan Balance by reason of SECTIONS 4.3(A) and 4.3(B) above will not result in any reduction of the Equipment Sublimit.

                  (h) As to any allocations provided above, all allocations to principal, interest and fees will be made as determined by the Agent.

                  (i) All Tax Refund amounts will be applied by Agent
            immediately upon receipt of the same by any Borrower (and in the case of Tax Refund amounts already on deposit with Agent as of the date of the First Amendment, such application will be made as of the date of the First Amendment) as follows:

                        (i) first, to the Pre-Petition M&E Loan Balance to
                  satisfy the June 30, 2002 ($11,888,000) required reduction in the Equipment Sublimit;

                        (ii) next, to the Post-Petition M&E Loan Balance to the
                  extent necessary to reduce the same to zero dollars ($0.00);
                  and

                        (iii) next, to the Pre-Petition M&E Loan Balance in
                  satisfaction of the required scheduled reductions in the Equipment Sublimit, in the inverse order of their scheduled occurrence.

            1.4 AMENDMENT TO SECTION 9.24 OF THE AGREEMENT. Section 9.24 of the Agreement is amended and restated in its entirety to read as set forth below:


FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                        Page 4

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                                                                   Exhibit 10.10


                  Section 9.24 FIXED CHARGE COVERAGE RATIO. On each respective fixed Charge Coverage Measurement Date as follows, the Borrowers shall not permit the Fixed Charge Coverage Ratio to be less than the following respective ratios:

                      MEASUREMENT DATE                  REQUIRED MINIMUM
                                                              RATIO

                  At January 31, 2003 and                  1.0 to 1.0
                  at each Fixed Charge
                  Coverage Measurement
                  Date thereafter

            1.5 AMENDMENT TO SECTION 9.25. SECTION 9.25 of the Agreement is amended and restated in its entirety to read as follows:

                  Section 9.25 MINIMUM AVERAGE AVAILABILITY. As of the end of
            each of the following Fiscal Periods, the Borrowers shall not permit the average daily Availability (when calculating the average daily Availability, Availability for a non-Business Day shall be Availability as of the immediately preceding Business Day) for each calendar month to be less than the following respective amounts:

                        FISCAL PERIOD        REQUIRED MINIMUM
                        ENDING               AVERAGE AVAILABILITY

                 June 30, 2002 and
                 July 31, 2002               $5 million

                 August 31, 2002 and         $10 million
                 each month end
                 thereafter through
                 October 31, 2002

                 November 30, 2002           $15 million
                 and each month end
                 thereafter through
                 February 28, 2003

                 March 31, 2003 and          $18 million
                 at each month end
                 thereafter


FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                        Page 5

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                                                                   Exhibit 10.10


            1.6 AMENDMENT TO SECTION 9 OF THE AGREEMENT - ADDITION OF NEW
      Section 9.40. The following new Section 9.40 is added to the Agreement as follows:

                  Section 9.40 MINIMUM NET OPERATING CASH FLOW. The Borrowers

                        (a) will maintain on each respective Net Operating Cash
                  Flow Measurement Date Net Operating Cash Flow of at least (i.e., of no greater negative amount than) negative $2,500,000 ($2,500,000). The foregoing computations for each Fiscal Period will be made on a non-cumulative basis, so that there will not be any carryover credit from one Fiscal Period to any subsequent Fiscal Period(s) for Net Operating Cash Flow in excess of the above respective minimum required amounts (i.e., less negative, or positive, Net Operating Cash Flow when compared to the above respective minimum required amounts), AND

                        (b) will not permit Net Operating Cash Flow for any two
                  consecutive Fiscal Periods, MINUS interest expense for the same two Fiscal Periods, to exceed (i.e., be of a greater negative amount than ) negative $6,000,000 ($6,000,000).

                  Additionally, the foregoing covenants as set forth in this
            Section 9.40 will have no application (no further testing) after the Fiscal Period ending December 31, 2002.

      2. ACKNOWLEDGMENT OF THE BORROWERS. The Borrowers acknowledge and agree that the Lenders executing this Amendment have done so in their sole discretion and without any obligation to consent to any other or future amendments to the Agreement. The Borrowers further acknowledge and agree that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document.

      3. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrowers represent and warrant to the Lenders that, as of the date hereof the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, and no event has occurred and is continuing which constitutes a Default or an Event of Default.

      4. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of the Effective Date upon execution by the Majority Lenders and the other parties hereto, so long as all corporate actions of Borrowers taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

            Administrative Agent and each Lender shall have received each of the following:



FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                        Page 6

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                                                                   Exhibit 10.10


            (a) payment to the Administrative Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $350,000; and

            (b) such other documents, certificates and instruments as the Administrative Agent shall require prior to the date hereof.

      5. REFERENCE TO AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Agreement, as affected and amended by this Amendment.

      6. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

      7. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

      8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

      10. ACKNOWLEDGEMENT OF LENDERS. Each Lender acknowledges that as of the date of this Amendment, and giving effect to this Amendment, it's respective Commitment is as set forth opposite its respective signature to this Amendment.

      11. FEES AND EXPENSES. Borrowers agree to pay all reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including without limitation, appraisal fees, filing and recording fees, legal and other professional fees and expenses, if any, incurred on or prior to the date of this Amendment by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. ("WSM") and Ernst & Young Corporate Finance LLC ("EY").

      12. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



FIRST AMENDMENT TO POST-PETITION
LOAN AGREEMENT                        Page 7

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                                                                   Exhibit 10.10


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                    BORROWERS:

                                    METALS USA, INC.


                                    By: \s\ TERRY L. FREEMAN
                                       ----------------------------------------
                                    Name:   Terry L. Freeman
                                    Title:  Vice President and
                                            Chief Accounting Officer

                                                                   Exhibit 10.10


                                    AEROSPACE SPECIFICATION METALS, INC.
                                    AEROSPACE SPECIFICATION METALS - U.K., INC.
                                    ALLMET BUILDING PRODUCTS, L.P.
                                       By:  Allmet GP, Inc., its General
                                    Partner
                                    ALLMET GP, INC.
                                    ALLMET LP, INC.
                                    CORNERSTONE BUILDING PRODUCTS, INC.
                                    CORNERSTONE METALS CORPORATION
                                    CORNERSTONE PATIO CONCEPTS, L.L.C.
                                       By:  Metals USA, Inc., its sole Member
                                    HARVEY TITANIUM, LTD.
                                    INTERSTATE STEEL SUPPLY CO. OF MARYLAND,
                                    INC.
                                    INTSEL GP, INC.
                                    INTSEL LP, INC.
                                    i-SOLUTIONS DIRECT, INC.
                                    JEFFREYS REAL ESTATE CORPORATION
                                    LEVINSON STEEL GP, INC.
                                    LEVINSON STEEL LP, INC.
                                    METALMART, INC.
                                    METALS AEROSPACE INTERNATIONAL, INC.
                                    METALS RECEIVABLES CORPORATION
                                    METALS USA BUILDING PRODUCTS SOUTHEAST, INC.
                                    METALS USA CARBON FLAT ROLLED, INC.
                                    METALS USA FINANCE CORP.
                                    METALS USA FLAT ROLLED CENTRAL, INC.
                                    METALS USA MANAGEMENT CO., L.P.
                                       By:  MUSA GP, Inc., its General Partner
                                    METALS USA PLATES AND SHAPES
                                    NORTHCENTRAL, INC.
                                    METALS USA PLATES AND SHAPES, NORTHEAST,
                                      L.P.
                                       By:  Levinson Steel GP, Inc., its
                                    General Partner
                                    METALS USA PLATES AND SHAPES
                                    SOUTHCENTRAL, INC.
                                    METALS USA PLATES AND SHAPES SOUTHEAST, INC.
                                    METALS USA PLATES AND SHAPES SOUTHWEST,
                                    LIMITED PARTNERSHIP
                                       By:  Intsel GP, Inc., its General
                                    Partner
                                    METALS USA REALTY COMPANY
                                    METALS USA SPECIALTY METALS NORTHCENTRAL,
                                    INC.
                                    METALS USA SPECIALTY METALS NORTHWEST, INC.
                                    METAL VENTURES L.L.C.
                                       By:Metals USA Specialty Metals
                                          Northcentral, Inc., its Managing
                                          Member
                                    MUSA GP, INC.
                                    MUSA LP, INC.
                                    NATIONAL MANUFACTURING, INC.
                                    QUEENSBORO, L.L.C.
                                       By:Metals USA Plates and Shapes
                                          Southeast, Inc., its sole Member
                                    TEXAS ALUMINUM INDUSTRIES, INC.
                                    VALLEY ALUMINUM CO.
                                    VALLEY ALUMINUM OF NEVADA, INC.
                                    WESTERN AWNING COMPANY, INC.
                                    WILKOF-MORRIS STEEL CORPORATION
                                    WSS TRANSPORTATION, INC.


                                    By:  \s\  TERRY L. FREEMAN
                                        --------------------------------------
                                    Name:     Terry L. Freeman
                                    Title:    Vice President

                                                                   Exhibit 10.10


                                    AGENT:

                                    BANK OF AMERICA, NATIONAL ASSOCIATION

                                    By:   \s\  ROBERT SCALZITTI
                                        --------------------------------------
                                    Name:   Robert Scalzitti
                                    Title:  Vice President